UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): June 11, 2020

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 11, 2020, the Company entered into an amended and restated employment agreement with each of Michael S. Paquette, the Company’s Executive Vice President, Chief Financial Officer, and Lori A. Brown, the Company’s Executive Vice President, Chief Legal Officer and General Counsel. The amendment and restatement of each executive officer’s employment agreement renews such executive’s existing employment agreement for an additional term expiring on December 31, 2022, effective January 1, 2021. In addition, Mr. Paquette’s employment agreement was amended to extend the availability of unused relocation benefits relating to the sale of his home until December 31, 2022, and Ms. Brown’s employment agreement was amended to revise her change in control-related severance formula so that the annual bonus component would take into account bonuses paid to her in 2020 and thereafter, to the extent applicable. The existing employment agreements were also amended and restated to reflect current base salaries and annual bonus percentages.
The foregoing description of the amendments to each employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each amended and restated employment agreement, copies of which are filed as exhibits to this Current Report and incorporated by reference herein.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Exhibit
10.1	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Michael S. Paquette, dated June 11, 2020, and effective as of January 1, 2021.
10.2	Amended and Restated Employment Agreement by and between Employers Holdings, Inc. and Lori A. Brown, dated June 11, 2020, and effective as of January 1, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	June 12, 2020	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President, Chief Legal Officer and
General Counsel